UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005



                          JoS. A. Bank Clothiers, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                     0-23874             36-3189198
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   (State or other jurisdiction         (Commission          (IRS Employer
         of incorporation)              File Number)      Identification No.)



                  500 Hanover Pike
                 Hampstead, Maryland                              21074
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      (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (410) 239-2700

         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.


     On July 29, 2005, the board of directors of JoS. A. Bank Clothiers, Inc. (the "Company") increased the size of the board from five directors to six directors and appointed Sidney H. Ritman as a new director of the Company to fill the vacancy created by such increase. Mr. Ritman has not been appointed to any committee of the board as of the date of this Report on Form 8-K. Mr. Ritman will stand for election at the Company's 2007 Annual Meeting of Stockholders as a nominee for director. The Company's Board of Directors is divided into three classes. Each class holds office for a term of three years. If elected, Ritman will serve as a director for a term of three years expiring at the 2010 Annual Meeting of Stockholders or at such later time as his successor is duly elected and qualified.

         Mr. Ritman is the founder, owner and operator of Toni Industries, Inc., an importer of the Giorgio San Angelo line of ladies clothing. Mr. Ritman has an extensive background in international sourcing for U.S. and European apparel retailers, including fifteen years in residence in Hong Kong as the founder, owner and operator of Armstrong Industries, Ltd., a sourcing agent which had offices in seven countries and annual FOB sales in excess of $200 million. In 1987, Mr. Ritman sold Armstrong to Colby-Stanton International, a Hong Kong buying group, for which Mr. Ritman served as a director until 1997.

         There is no arrangement or understanding between Mr. Ritman and any other persons pursuant to which Mr. Ritman was appointed as a director of the Company and there have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which Mr. Ritman had or is to have a direct or indirect material interest.


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


Item 9.01 Financial Statements and Exhibits

         A copy of the Company's press release dated August 1, 2005 announcing the appointment of Mr. Ritman as a director of the Company is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            JoS.A.BANK CLOTHIERS, INC.
                                (Registrant)

Date: August 1, 2005        By: /s/ Robert N. Wildrick
                            -----------------------------------------
                                 Robert N. Wildrick,
                                 Chief Executive Officer and
                                 Director


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                                  Exhibit Index
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Exhibit No.                Description
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99.1                       Press Release of JoS. A. Bank Clothiers, Inc.
                           dated August 1, 2005


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